Exhibit 10.3

Schedule of Omitted Documents
of Griffin Capital Essential Asset REIT, Inc.

The following 2025 Term Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.2 to this Current Report on Form 8-K:

1. 2025 Term Note payable to Associated Bank, National Association in the amount of $10,000,000 dated December 18, 2020.
2. 2025 Term Note payable to Wells Fargo Bank, National Association in the amount of $41,250,000 dated December 18, 2020.
3. 2025 Term Note payable to BMO Harris Bank N.A. in the amount of $41,250,000 dated December 18, 2020.
4. 2025 Term Note payable to Capital One, National Association in the amount of $41,250,000 dated December 18, 2020.
5. 2025 Term Note payable to PNC Bank, National Association in the amount of $41,250,000 dated December 18, 2020.
6. 2025 Term Note payable to Fifth Third Bank in the amount of $41,250,000 dated December 18, 2020.
7. 2025 Term Note payable to First Horizon Bank in the amount of $15,000,000 dated December 18, 2020.
8. 2025 Term Note payable to U.S. Bank National Association in the amount of $41,250,000 dated December 18, 2020.
9. 2025 Term Note payable to Regions Bank in the amount of $25,000,000 dated December 18, 2020.
10. 2025 Term Note payable to Goldman Sachs Bank USA in the amount of $20,000,000 dated December 18, 2020.